EXHIBIT 10.14

          THE SECURITIES REPRESENTED BY THIS NOTE (INCLUDING THE SHARES OF COMMON STOCK INTO WHICH IT MAY BE CONVERTED) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR ASSIGNED, EXCEPT PURSUANT TO EITHER (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (II) RULE 144 OR RULE 144A UNDER SUCH ACT OR (III) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES, PROVIDED IN EACH CASE AN OPINION OF COUNSEL IS FURNISHED, IF REQUESTED BY THE COMPANY, REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, THAT RULE 144, RULE 144A OR SUCH OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

$125,000.00

8% Subordinated Convertible Note due December 15, 2000

     INRAD, INC.  (including any successor)  promises to pay to CLAREX
LTD.  or  registered  assigns,   the  principal  sum  of  ONE  HUNDRED
TWENTY-FIVE THOUSAND Dollars and 00/100 on December 15, 2000.

     Interest Payment Dates: June 15 and December 15

     Record Dates: June 1 and December 1

     Interest Accrual Date: April 9, 1995

Dated:  As of April 9, 1995

                                        INRAD, Inc.

                                        By: /s/ Warren Ruderman
                                           ----------------------------
                                             Warren Ruderman, President

Attest:

  /s/ Ronald Tassello
------------------------
Secretary

                                   INRAD, INC.

                                 8% Subordinated
                                Convertible Notes
                              Due December 15, 2000

1.0     Interest.

     INRAD, INC., a New Jersey corporation (the "Company" which term shall include any successor corporation), promises to pay interest on the principal amount of this Note at an interest rate per annum of 8% from the Interest Accrual Date specified on the face of this Note until maturity.

     The Company will pay interest semi-annually on June 15 and December 15 of each year (each an "Interest Payment Date"), commencing on the first such date following the Interest Accrual Date specified on the face of this Note, and upon redemption of this Note. Interest on the Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Interest Accrual Date specified on the face of this Note. The Company shall pay interest on overdue principal at the rate of 8% per annum; it shall pay interest, to the extent permitted by law, on overdue installments of interest at the rate of 8% per annum. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.0     Method of Payment.

     2.1 The Company will pay interest on this Note to the person who is the registered Holder of this Note at the close of business on the Record Date next preceding the Interest Payment Date, as indicated on the Company's books and records. The Holder must surrender this Note to the Company to collect payments of principal. Payments of interest may be mailed to the Holder's registered address. Except as provided in paragraph 2.2, the Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal and interest by its check payable in such money. If a payment is a legal holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a legal holiday, and no interest on the amount payable on such payment date shall accrue for the intervening period.

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

     2.2 On each succeeding Interest Payment Date through and including the December 15, 1997 Interest Payment Date, the Company shall deliver to the Holder of this Note, in payment of the interest due on this Note on such Interest Payment Date, a new Note (an "Accrued Interest Note"), in the form of this Note, dated such Interest Payment Date (and bearing interest from the Interest Payment
Date) and having a principal amount corresponding to the interest due on this Note on such Interest Payment Date; provided, however, that the Company shall not issue new Accrued Interest Notes pursuant to this paragraph in payment of
(a) any interest on this Note due at any time after December 31, 1997 or (b) any interest payable upon any redemption of this Note. On each Interest Payment Date following the December 31, 1997 Interest Payment Date, the Company shall pay to the Holder of this Note an amount in cash equal to 100% of the interest payment due on such Interest Payment Date.

3.0     Agreement.

     On December 15, 1993, the Company issued 10% Subordinated Convertible Notes Due December 15, 2000 (the "Notes") referred to in the Stock and Note Purchase Agreement, dated as of December 15, 1993 (the "Agreement") among the Company, Clarex, Ltd. and William Nicklin. All payments on this Note shall be made proportionately with payments on the other Notes and all other rights of the holder of this Note shall be pari passu with the rights of the other holders of Notes. Holders of this Note are entitled to the benefits of the covenants of INRAD set forth in Section 7 of the Agreement (including the financial covenants set forth in Section 7.12 thereof) as if set forth herein at length. This Note and the Notes shall collectively be referred to hereinafter as the "Subordinated Convertible Notes."

4.0     Optional Redemption.

     4.1 At any time on or after December 15, 1998, the Company may redeem the Notes in whole or in part at any time or from time to time at 100% of the principal amount thereof plus accrued interest, if any, to the redemption date. If the redemption date is subsequent to a Record Date with respect to any Interest Payment Date and on or prior to such Interest Payment Date, then such accrued interest, if any, will be paid to the person in whose name this Note is registered at the close of business on such Record Date and no other interest will be payable thereon.

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

     4.2 Notwithstanding the above, the Company may redeem up to 25% of the original principal amount of the Notes in whole or in part after December 15, 1996 and prior to December 15, 1998, in the event that the Company consummates a public offering of debt or equity securities prior to such date. The Company will promptly notify the Holder of the filing with the Securities and Exchange Commission of a registration statement pertaining to such an offering.

5.0  Mandatory Redemption.

     The Company is not required to redeem this Note at any time prior to maturity.

6.0  Notes to be Redeemed If Less Than All Notes to be Redeemed;
     Notice of Redemption.

     If less than all of the Notes are to be redeemed, the Subordinated Convertible Notes shall be redeemed pro rata. Notice of redemption will be mailed at least 15 days but not more than 45 days before the redemption date to each Holder of the Subordinated Convertible Notes to be redeemed at such Holder's registered address. On and after the Redemption Date, interest ceases to accrue on the Subordinated Convertible Notes or portions of them called for redemption.

7.0  Transfer.

     The Company will not be required to register any attempted transfer of this
Note if such transfer would not comply with (or be exempt from) the registration provisions of the Securities Act of 1933, as amended, and any applicable state securities laws.

8.0  Persons Deemed Owners.

     The registered Holder of this Note may be treated as its owner for all purposes.

9.0  Defaults and Remedies.

     An Event of Default is: (A) default in payment of interest on the Subordinated Convertible Notes for 15 days or default in payment of principal of the Subordinated Convertible Notes at maturity or upon redemption; (B) the failure by the Company and its Subsidiaries, if applicable, to perform the covenants set forth in the Agreement, if such nonperformance continues for a period of 30 days after receipt by the Company of a notice of default from the Holder of a Note; (C) the material breach of a representation or warranty in the Agreement unless such breach is cured within 30 days after receipt by the Company of a notice of breach from the Holder of a Note; (D) default in the payment of any other debt for borrowed money by the Company unless such default is cured or waived within 30 days after receipt by the Company of a notice of such default (but excluding the existing default to Chemical Bank and on the Notes which are not defaults hereunder); (E) the commencement by the Company, pursuant to or within the meaning of any bankruptcy laws, of a voluntary case or proceeding; (F) the consent by the Company to the entry of an order for relief against it in an involuntary bankruptcy case or proceeding; (G) the consent by the Company to the appointment of a custodian for all or substantially all of its property and (H) the making by the Company of a general assignment for the benefit of its creditors. Upon the occurrence of an Event of Default, all outstanding principal and accrued interest on this Note shall become due and payable, at the election of the Holder of this Note, upon receipt of written notice by the Company.

10.0 No Recourse Against Others.

     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Note or for any claim based on, in respect of or by reason of such obligations or their creation except a claim based upon fraud. The Holder of this Note by accepting this Note waives and releases all such recourse. The waiver and release are part of the consideration for the issue of the Notes.

11.0 Conversion of this Note.

     11.1 Conversion Right.

     (1) For the purposes of this Section 11.0, "current conversion price" means as at any particular time the basic conversion price unless an adjusted conversion price is in effect pursuant to the provisions of Section 11.5 hereof in which case it means such adjusted conversion price, and "basic conversion price" means $1.00.

     (2) Subject to and upon compliance with the provisions of this Section 11.0, the Holder of this Note shall have the right, at his option, at any time during the period commencing on the date hereof and ending immediately prior to the close of business on December 15, 2000, on at least 30 days advance written notice to the Company, to convert all or any part of this note into fully paid and non-assessable shares of Common Stock ("Common Shares") by applying the principal amount of the Note plus all accrued and unpaid interest thereon, as provided for herein, to the purchase of such Shares at the then current conversion price; except that in case this Note or part thereof is called for redemption such right (for the Note or for the part thereof called for redemption) shall terminate with respect thereto at the close of business on the business day three business days prior to the date fixed for such redemption.

     (3) The Common Shares issuable upon the conversion of this Note, if converted at or prior to the time fixed for determining the holders of record of Common Shares for the payment of dividends on Common Shares, shall qualify for such dividends. No adjustment shall be made for dividends on any Common Shares that shall be issuable upon the conversion of this Note.

     11.2 Conversion in Multiples.

     The Note shall be wholly convertible into Common Shares in units of one thousand dollars ($1,000) and whole multiples thereof.

     11.3 Conversion Procedure.

     (1) In order to convert this Note, the Note shall be delivered at any time during usual business hours to the Company at its principal office for that purpose, accompanied by a written notice duly executed by the registered Holder of the Note or his attorney duly authorized in writing, which notice shall state that the Holder elects to convert the Note in accordance with the provisions hereof. The certificate or certificates for Common Shares issuable on such conversion shall be issued only to the registered Holder of this Note unless (A) the Holder duly requests in writing that the shares be issued to a third party,
(B) the Holder and such third party provide proof to the satisfaction of the Company (including if requested opinion letters of their counsel) that such issuance to the third party is in compliance with all federal and state securities laws and (C) such third party executes such investment representation letter as is acceptable to the Company.

     (2) Subject to Section 11.2 hereof, the Holder may by such written notice elect to convert only part of the principal amount of this Note, in which event the Company shall issue and deliver to such Holder, at the expense of the Company, a new Note registered in the name of such Holder, in a principal amount equal to that part of the principal amount of the Note which the Holder did not elect to convert.

     (3) Every such notice of election to convert shall constitute a contract between the Holder of this Note and the Company, whereby the Holder of the Note shall be deemed to subscribe for the number of Common Shares which he will be entitled to receive upon such conversion and in payment and satisfaction of such subscription, to surrender this Note and to release the Company from all liability thereon, and whereby the Company shall be deemed to agree that the surrender of the Note and the extinguishment of liability thereon shall constitute full payment of such subscription for the Common Shares to be issued upon such conversion. If more than one (1) Note shall be surrendered for conversion at one time by the same Holder, the number of full Common Shares which shall be issuable upon the conversion thereof shall be computed on the basis of the aggregate principal amount of Notes so surrendered.

     (4) As promptly as practicable after the receipt of such notice of election to convert, the delivery of this Note and compliance with all reasonable requirements of the Company as aforesaid, the Company shall cause the transfer agent for the Common Shares to issue and deliver, to the holder of the Note so surrendered (i) a certificate or certificates for the number of Common Shares in which this Note has been converted in accordance with the provisions of Section
11.0 and (ii) any cash which the Company is required to pay or issue in accordance with the provisions of Section 11.7 hereof. Such conversion shall be deemed to have been made immediately prior to the close of business, at the office of the Company on the date on which all conditions precedent to the conversion of the Note have been fulfilled and the Holder shall be deemed to have become on the said date the holder of record of the Common Shares represented thereby; provided, however, that if the transfer books of the Company for Common Shares shall be closed on the said date, the Company shall not be required to issue Common Shares upon such conversion until the date on which such transfer books shall be re-opened, but such conversion shall nevertheless be effected when such transfer books shall be re-opened at the conversion price in effect on, and otherwise as of, the date of conversion.

     (5) The Company covenants that the transfer books of the Company for Common Shares shall not be closed during any period which includes a record date for a dividend or other distribution on the Common Shares.

     11.4 Cancellation of Note.

     This Note, when converted as aforesaid, shall ipso facto be void and be cancelled. The Note converted as aforesaid shall be cancelled by the Company forthwith upon delivery of such Note to it and subject to Section 11.3(2) no Note shall be issued in substitution therefor.

     11.5 Adjustment of Price and Terms.

     (1) The conversion price shall be subject to adjustment from time to time as hereinafter provided.

     (a) Stock Dividends; Stock Splits; Etc. In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its Common Stock in shares of its Common Stock, (ii) subdivide the outstanding shares of its Common Stock into a greater number of shares, or (iii) combine the smaller number of shares, then in each case conversion price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that it shall equal the price determined by multiplying the conversion price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, subdivision or combination. Any shares of Common Stock of the Company issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend.

     (b) Below Market Sales. Except as hereinafter provided, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock (other than (i) upon the exercise of options or other rights granted to employees, consultants or directors of the Company or to underwriters pursuant to any present or future employee benefit or stock option plan of the company or any underwriting agreement, or (ii) any shares issued to employees, consultants or directors of underwriters pursuant to any stock grant agreement or similar compensatory agreement to which the Company is or may become a party (collectively "Excluded Transactions")), including shares held in the Company's treasury, for a consideration per share less than the then current fair market value of a share of the Company's Common Stock (the "Fair Market Value"), or without consideration, then forthwith upon such issuance or sale the conversion price shall (until another such issuance or sale) be reduced to a price (calculated to the nearest full cent) determined by multiplying the conversion price by a fraction, the numerator of which is an amount equal to the sum of (A) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus the aggregate of the amount of all consideration, if any, received or to be received by the Company upon such issuance or sale, and the denominator of which is (B) the total number of shares of Common Stock to be outstanding immediately after such issuance or sale multiplied by the Fair Market Value; provided, however, that in no event shall the conversion price be adjusted pursuant to this computation contained in this paragraph
     (b) to an amount in excess of the initial conversion price hereunder.

     For the purposes of any computation to be made in accordance with this paragraph, the following provisions shall be applicable:

          (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

          (ii) In case of issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company, or on the exercise of options, rights or warrants or on the conversion of exchange of convertible or exchangeable securities) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

          (iii)  This  paragraph  (b)  shall  not  apply  to  stock   dividends,
          distributions,  mergers,  reclassifications,   or  other  transactions
          covered by other paragraphs in this Section 11.0.

          (iv) Fair Market Value shall mean the lowest bid price for a share of the Common Stock during the ten business days prior to the date that the Board of Directors of the Company approves the sale or issuance subject to this paragraph (b).

          (v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities.

          (vi) No adjustment shall be made in the conversion price by reason of an issuance of shares pursuant to (x) options, rights, warrants or convertible or exchangeable securities unless an adjustment would be required under paragraph (c) immediately below or (y) warrants or convertible notes being granted pursuant to the Agreement dated this date.

     (c) Options, Rights, Warrants and Convertible and Exchangeable Securities. Except with respect to Excluded Transactions, in case the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share less than the then current Fair Market Value of a share of the

     Company's Common Stock at the date of issuance of such option, etc., or without consideration, the conversion price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of paragraph (b) hereof, provided that:

          (x) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration, if any, received by the Company for such options, rights or warrants; provided, however, that upon the expiration or other termination of such options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to have been issued and outstanding pursuant to this paragraph (x) (and for the purposes of subsection (v) of paragraph (b) hereof) shall be reduced by such number of shares as to which options, warrants and/or rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the conversion price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of shares actually issued or issuable upon the exercise of those options, rights or warrants as to which the exercise rights shall not have expired or terminated unexercised.

          (y) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares deemed to be issued and outstanding pursuant to this paragraph (y) (and for the purpose of subsection (v) of paragraph (b) hereof) shall be reduced by such exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding and the conversion price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of the shares actually issued or issuable upon the conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

          (z) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection (x) of this paragraph (c), or in the price per share at which the securities referred to in subsection (y) of this paragraph (c) are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

     (d) All calculations described above shall be made to the nearest whole cent.

     (2) No adjustment in the conversion price in accordance with the provisions described above need be made if such adjustment would amount to a change of less than 1% in such conversion price; provided that the amount by which any adjustment is not made by reason of the provisions of this paragraph shall be carried forward and taken into account at the time of any subsequent adjustment in the conversion price.

     (3) In the case of any capital reorganization, other than in the cases referred to above, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety, or the conversion, however effected, of the Company into another form of entity (collectively such actions being hereinafter referred to as "Reorganizations"), there shall be thereafter be deliverable upon conversion of this Note the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the conversion of this Note would have been entitled upon such Reorganization if such Note had been converted in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder of this Note so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any conversion of the Notes. The Company shall not effect any such Reorganization, unless upon or prior to the consummation thereof the successor entity, or if the Company shall be the surviving entity in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of the Common Stock outstanding at the effective time thereof, then such issuer shall assume by written instrument the obligation to deliver to the holder such shares of stock, securities, cash or other property as the Holder shall be entitled to purchase in accordance with the foregoing provisions. In the event of a sale or conveyance or other transfer of all or substantially all of the assets of the Company as a part of a plan for liquidation of the Company, all rights to convert any Note shall terminated on the date such sale or conveyance or other transfer is to be consummated.

     (4) If at any time after the date hereof the Company fixes a record date for the issue of the distribution to all or substantially all the holders of shares of its Common Stock of any property or other assets, and if such issuance or distribution does not constitute a dividend paid in the ordinary course, a stock dividend, a distribution of equity or debt securities of the Company or a Reorganization (as defined below) (any of such nonexcluded events being called a "Special Distribution"), the conversion price shall be adjusted effective immediately after such record date to a price determined by multiplying the conversion price in effect on such record date by a fraction:

     (a) The numerator of which shall be:

          (i) the product of the number of shares of Common Stock outstanding on such record date and the current Fair Market Value of such shares of Common Stock on such record date; less

          (ii) the fair market value, as determined by the Company's Board of Directors (whose determination shall be conclusive), of such securities or property or other assets so issued or distributed in the Special Distribution; and

     (b) the denominator of which shall be the product of number of shares of the Company's Common Stock outstanding on such record date and the current Fair Market Value of such shares on such record date.

To the extent that any Special Distribution is not so made, the conversion price shall be readjusted effective immediately to the conversion price which would then be in effect based on such securities or property or other assets as actually distributed.

     (5) The Company's regular independent auditors, or, at the Company's option, another firm of independent certified public accountants selected by the Company and reasonable acceptable to the Holder hereof, which selection may be changed from time to time, shall at the request of the Company verify the computations made in accordance with this Section 11.5. The certificate, report or other written statement of any such firm shall be conclusive evidence of the correctness of any computation made hereunder.

     11.6 Postponement of Subscriptions.

     In any case in which this Section 11.0 requires that an adjustment is to be effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such an event:

     (a) issuing to the holder of any Note converted after such record date and before the occurrence of such event, the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event; and

     (b) delivering to such holder any distributions declared with respect to such additional Common Shares after such exercise date and before such event;

provided, however, that the Company delivers to such holder an appropriate instrument evidencing such holder's right, upon the occurrence of the event requiring the adjustment, to an adjustment in the conversion price or the number of Common Shares issuable on the conversion of any Note and to such distributions declared with respect to any additional Common Shares issuable on the conversion of any Note.

     11.7 Treatment of Fractions.

     The Company shall not be required to issue fractional Common Shares upon a conversion of this Note pursuant to this Section 11.0. If any fractional interest in a Common Share would, except for the provisions of this Section 11.7 be deliverable upon the conversion of this Note, the Company shall adjust such fractional interest by payment to the Holder of this Note, of an amount in cash equal (computed, as in the case of a fraction of a cent, to the next lower cent) to the value of such fractional interest computed on the basis of the current conversion price for Common Shares.

     11.8 Notice of Adjustment.

     Whenever the conversion price and/or the conversion terms shall be adjusted pursuant to the provisions of Section 11.5 hereof, the Company shall forthwith file with the transfer agent for Common Shares of the Company a certificate of the Company showing the adjusted conversion price and/or adjusted conversion terms, as the case may be, determined as provided in Section 11.5 hereof and setting forth in reasonable detail the facts requiring the adjustment of the conversion price or conversion terms, as the case may be, and the manner of determining such adjustment, and shall cause notice to be given to the holders of the Notes stating that such an adjustment has been effected and the adjusted conversion price or conversions terms, as the case may be.

     11.9 Reservation of Common Shares.

     The Company covenants that it will at all times prior to the maturity of the Notes, while any of the Notes are outstanding, reserve and keep available out of its authorized shares of Common Stock, a sufficient number of shares for the purpose of issue upon the exercise of the right of conversion of the Notes as herein provided. The Company covenants that all shares which may be so issued when so issued shall be duly issued, fully paid and non-assessable.

12.0    Subordination.

     12.1 Subordination to Senior Indebtedness.

     Anything in this Note or in the Agreement to the contrary notwithstanding, payment of the principal and interest on this Note is hereby expressly subordinated and subject in right of payment to the extent and in the manner hereinafter set forth to the prior payment in full of all Senior Indebtedness. For purposes of this Note, "Senior Indebtedness" shall mean the Company's indebtedness pursuant to (a) any credit agreement with Chemical Bank now existing or as modified or restructured from time to time hereafter or any credit agreement with any other bank or financial institution hereafter entered into by the Company, (b) any capital leases now outstanding or hereafter incurred in which the Company is the lessee or (c) any secured indebtedness of the Company now outstanding or hereafter incurred. It is understood that payment of the principal and interest on this Note is pari passu with payment of a note dated December 15, 1993 in the principal sum of $566,049 in favor of Warren Ruderman.

     12.2 Payment of Proceeds in Certain Events.

     (1) Subject to Section 12.6 hereof, in the event of any distribution of the assets of the Company upon any dissolution or winding up or partial or total liquidation of the Company, whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company, or any reorganization or insolvency of the Company:

     (a) all Senior Indebtedness shall first be paid in full or provision made for such payment before any payment is made on account of the principal of and interest on the Notes; and

     (b) any payment or distribution or assets of the Company, whether in cash, property or securities, to which the holders of the Notes would be entitled except for the provisions of this Section 12.0, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution, directly to the holders of Senior Indebtedness to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payments or distribution or provision therefor to or for the benefit of the holders of Senior Indebtedness, and the holders of the Notes by acceptance thereof assign to the holders of Senior Indebtedness for the purposes and to the extent set forth in this Section 12.2(b) all their right, title and interest in and to any such payment or distribution of the assets of the Company as aforesaid to which the holders of the Notes are or would be entitled except for the provisions of this Section 12.2(b); and the holders of the Notes shall take such steps as may be necessary or appropriate to entitle the holders of Senior Indebtedness to receive ratably such payment of distribution from the liquidating trustee or agent or any other person making such payment of distribution;

and if, notwithstanding the foregoing, any payment or distribution of assets of the Company, whether in cash, property or securities, shall be received by the Holder of this Note on behalf of such Holder before all Senior Indebtedness is paid in full, or provision is made for its payment, such payment or distribution shall be held in trust for the benefit of the holders of Senior Indebtedness and shall be paid over or delivered to the holders of Senior Indebtedness for application to the payment of all Senior Indebtedness remaining unpaid.

     (2) The consolidation or merger of the Company with another corporation or the sale, transfer or leasing of its property as a whole or substantially as a whole to another corporation shall not be deemed a winding up for the purpose of this Section 12.0 if such other corporation shall, as part of such consolidation, merger, sale, transfer or lease, remain liable to pay the Senior Indebtedness and this Note.

     12.3 Subrogation to Senior Indebtedness.

     Subject to the payment in full of all Senior Indebtedness in accordance with the terms thereof, the holders of all Notes shall be subrogated pro rata to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to such Senior Indebtedness, to the extent of the application thereto of moneys or other assets which would have been received by the holders of the Notes for the benefit of such holders but for the provisions of this Section 12.0, until the principal of and interest on the Notes shall be paid in full; it being understood that the provisions of this Section 12.0 are and are intended solely for the purpose of defining the relative rights of the holders of the Notes on the one hand and the holders of the Senior Indebtedness on the other hand, and nothing in this Section 12.0 or elsewhere in this Note is intended or shall impair the obligation of the Company, which is unconditional and absolute, to pay to the Holder of this Note the principal of an interest on this Note as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of the holders of the Notes and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein prevent the Holder of this Note from exercising all remedies otherwise permitted by this Note or, except as is expressly limited hereby, by applicable law upon default under this Note, subject in any event, to the rights, if any, under this Section 12.0 of the holders of Senior Indebtedness in respect of any payment or distribution of cash, property or securities of the Company received upon the exercise of any such remedy.

     12.4 Senior Indebtedness Default.

     Upon the happening and during the continuance of an event of default under the Senior Indebtedness (a "Senior Indebtedness Default"), no payment shall be made by the Company with respect to the principal of and the interest on this Note. In the event that, notwithstanding the foregoing, the Company shall make any payment of the principal of or interest on this Note after the happening and during the continuance of a Senior Indebtedness Default, then such payments received by the Holder hereof shall be held in trust for the benefit of the holders of Senior Indebtedness, and shall be paid over to the holders of Senior Indebtedness for application to the payment of all Senior Indebtedness remaining unpaid. Unless and until written notice has been given to the Holder of this Note by or on behalf of any holder of any Senior Indebtedness, notifying the Holder of the happening of an event of default with respect to such Senior Indebtedness or of the existence of any other facts which would result in the making of any payment with respect to this Note in contravention of the provisions of this Section 12.0, the holder shall be entitled to assume that no such event of default has occurred, or that no such facts exist, and, with respect to any moneys which may at any time be received by the Holder in trust pursuant to the provisions of this Indenture, prior to the receipt by it of such written notice, nothing in this Indenture will prevent the Holder from utilizing such moneys, notwithstanding the occurrence or continuance of an event of default with respect to, or the existence of such facts with respect to, Senior Indebtedness.

     12.5 Notice to Holder of Senior Indebtedness Default.

     The Company shall give prompt written notice to the Holders of this Note of any dissolution, winding up or liquidation of the Company within the meaning of this Section 12.0 or of any other Senior Indebtedness Default or of any other event the occurrence of which would cause any payment with respect to this Note to be in contravention of the provisions of this Section 12.0. The Holder of the Note will be entitled to assume that no such event has occurred unless the Company has given such notice and, in the case of notice given of any Senior Indebtedness Default, that such default is continuing until the Company gives written notice to the Holder that such default has ceased to exist. Upon any payment or distribution of assets of the Company referred to in this Section 12.0, the Holder of this Note shall be entitled to rely upon a certificate of the trustee in bankruptcy, receiver, assignee for benefit of creditors or other liquidating agents making such payment or distribution, delivered to the holders of Notes, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness holders of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 12.0.

     12.6 Certain Exceptions.

     Nothing contained in this Section 12.0 or elsewhere in any of the Notes shall prevent:

     (a) the Company from making payment of the principal of or the interest on the Notes at any time except upon and during the continuance of a Senior Indebtedness Default or during the pendency of any dissolution or winding up or partial or total liquidation of the Company (whether in bankruptcy, insolvency or receivership proceedings), or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or during any reorganization or insolvency of the Company; or

     (b) the Company from completing any purchase or redemption of Notes initiated prior to the time of any Senior Indebtedness Default.

Notwithstanding the foregoing, the Holder hereof by acceptance of this Note agrees that it will not accept any prepayment of this Note nor any payment of principal or interest on this Note more than 30 days prior to its due date without the express written consent of all holders of Senior Indebtedness.

     12.7 Failure to Act Not Waiver.

     No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Note, regardless of any knowledge thereof any such holder may have or with which he may otherwise be charged.

     12.8 Renewal or Extension of Senior Indebtedness.

     The holders of any of the Senior Indebtedness may at any time in their discretion renew or extend the time of payment of the Senior Indebtedness so held or exercise any other of their rights under the Senior Indebtedness, including, without limitation, the waiver of default thereunder, all without notice to or assent from the holders of the Notes.

     12.9 Additional Documentation.

     By acceptance of this Note, the Holder agrees from time to time to execute any and all documents requested by Chemical Bank or reasonably requested by any other holder of Senior Indebtedness to confirm, amend, supplement or substitute for the subordination provisions set forth herein, including, but not limited to, Chemical Bank's form of subordination agreement, with such terms as are required by Chemical Bank.

     12.10 Miscellaneous.

     Any capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement or in any of the documents described in the Agreement.

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:    (I) or (We)

assign and transfer this Security to


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               (insert assignee's social security or tax I.D. no.)


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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)


and irrevocably appoint  -------------------------------------------------------

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------------ agent to transfer this Note on the books of the Company.  The agent may substitute another to act for him.

Date:----------------------  Your Signature:------------------------------------

     (Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:


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